UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2025 (December 4, 2025)
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SNAP INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38017	45-5452795
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

3000 31st Street
Santa Monica,	California		90405
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (310) 399-3339
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SNAP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 4, 2025, our board of directors approved an increase to the size of the board from eleven to twelve members and appointed Matthew McRae to fill the newly created vacancy. Mr. McRae will serve until the earlier of (a) the next annual meeting of our stockholders, (b) the effectiveness of the next action by written consent of stockholders in lieu of an annual meeting, and (c) his death, resignation, or removal. Mr. McRae has not been appointed to serve on any committees of the board of directors.
Mr. McRae, age 51, has served as Chief Executive Officer and a member of the board of directors of Arlo Technologies, Inc. since August 2018. He previously was NETGEAR’s Senior Vice President of Strategy, and prior to that served as Chief Technology Officer of Vizio Inc. for over 7 years. Mr. McRae previously served as Vice President of Marketing and Business Development of Fabrik (now part of HGST, Inc.), and before that was Senior Director, Worldwide Business Development at Cisco Systems Inc. Mr. McRae currently serves on the board of directors for Origin Wireless, and was previously on the board of directors of Violux, Inc., Dedicated Hosting Services, Inc., and the Leatherby Center for Entrepreneurship and Business Ethics at the Business School of Chapman University. Mr. McRae holds a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania and a Bachelor of Science in Computer Engineering from the University of Pennsylvania.
There are no family relationships between Mr. McRae and any of our directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Further, there is no arrangement or understanding between Mr. McRae and any other persons or entities pursuant to which Mr. McRae was appointed as a director.
Mr. McRae will be compensated as a member of our board of directors under the terms of our Non-Employee Director Compensation Policy.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated December 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP INC.

Date: December 8, 2025	By:	/s/ Derek Andersen
Derek Andersen
Chief Financial Officer
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